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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 19, 1999

                              SPORTSLINE USA, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE

                 (State or other jurisdiction of incorporation)


              0-23337                                   65-0470894
     (Commission File Number)              (I.R.S. Employer Identification No.)


        6340 N.W. 5TH WAY
       FORT LAUDERDALE, FLORIDA                           33309
 (Address of principal executive offices)               (Zip Code)


                                 (954) 351-2120
              (Registrant's telephone number, including area code)


                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On March 19, 1999, SportsLine USA, Inc., a Delaware corporation (the "Company"), issued a press release announcing that it has priced its 144A private offering of convertible subordinated notes. A copy of this press release is attached hereto as Exhibit 99.1, and information contained therein is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)       Exhibits

                                  EXHIBIT INDEX

        99.1      Press Release of SportsLine USA, Inc. dated March 19, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SPORTSLINE USA, INC.



Date:  March 19, 1999                       By:  /s/ Kenneth W. Sanders
                                               ---------------------------------
                                               Kenneth W. Sanders
                                               Chief Financial Officer